Rule 497(e)
                                                               File Nos. 2-90519
                                                                    and 811-4007


                                   SUPPLEMENT
                     Dated June 18, 2003 to the Statement of
                   Additional Information dated March 3, 2003

                SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

The following information supplements certain information set forth in the section entitled "Performance Data" in the Fund's Statement of Additional
Information:

         In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.